Common Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Common Stock

NOTE 9.  COMMON STOCK

The Company’s common stock is duly authorized, full paid, and non-assessable.

On March 11, 2015, an executive officer exercised a warrant to purchase 227,894 shares at the price of $1.52 per share (see Note 12).

The Company concluded a subscription rights offering on June 6, 2014.  Each subscription right entitled its holder to purchase one share of common stock of the Company for $1.60 per share. Subscription rights to purchase 1,787,204 shares of common stock were exercised for $2,860, of which $2,000 was paid by the conversion of a loan owed by the Company to RES (see Note 6).  The Company incurred issuance costs of $218.